Exhibit 32.2


                           SECTION 1350 CERTIFICATION


          In connection with the Quarterly Report of Orthofix International N.V. ("Orthofix") on Form 10-Q for the period ended September 30, 2005 (the "Quarterly Report"), as filed with the Securities and Exchange Commission on the date hereof, I, Thomas Hein, Chief Financial Officer of Orthofix, certify, pursuant to 18 U.S.C. Section 1350, that to the best of my knowledge:

     1. The Quarterly Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of Orthofix.



     Dated: November 8, 2005

                                                       /s/ Thomas Hein
                                              ----------------------------------
                                              Name:     Thomas Hein
                                              Title:    Chief Financial Officer